                     MISSOURI PACIFIC RAILROAD COMPANY

                             POWER OF ATTORNEY


                    The undersigned, a director of Missouri Pacific Railroad Company, a Delaware corporation (the "Company"), hereby appoints each of Drew Lewis, L. White Matthews, III and Judy L. Swantak his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1994, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.


                                     /s/Robert P. Bauman
                                     ----------------------
                                          ROBERT P. BAUMAN

                     MISSOURI PACIFIC RAILROAD COMPANY

                             POWER OF ATTORNEY


                    The undersigned, a director of Missouri Pacific Railroad Company, a Delaware corporation (the "Company"), hereby appoints each of Drew Lewis, L. White Matthews, III and Judy L. Swantak his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1994, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.


                                     /s/Richard B. Cheney
                                     -----------------------
                                          RICHARD B. CHENEY

                     MISSOURI PACIFIC RAILROAD COMPANY

                             POWER OF ATTORNEY


                    The undersigned, a director of Missouri Pacific Railroad Company, a Delaware corporation (the "Company"), hereby appoints each of Drew Lewis, L. White Matthews, III and Judy L. Swantak his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1994, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.


                                     /s/E. Virgil Conway
                                     ----------------------
                                          E. VIRGIL CONWAY

                     MISSOURI PACIFIC RAILROAD COMPANY

                             POWER OF ATTORNEY


                    The undersigned, a director of Missouri Pacific Railroad Company, a Delaware corporation (the "Company"), hereby appoints each of Drew Lewis, L. White Matthews, III and Judy L. Swantak his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1994, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.


                                     /s/Spencer F. Eccles
                                     -----------------------
                                          SPENCER F. ECCLES

                     MISSOURI PACIFIC RAILROAD COMPANY

                             POWER OF ATTORNEY


                    The undersigned, a director of Missouri Pacific Railroad Company, a Delaware corporation (the "Company"), hereby appoints each of Drew Lewis, L. White Matthews, III and Judy L. Swantak his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1994, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.


                                     /s/Elbridge T. Gerry, Jr.
                                     ----------------------------
                                          ELBRIDGE T. GERRY, JR.

                     MISSOURI PACIFIC RAILROAD COMPANY

                             POWER OF ATTORNEY


                    The undersigned, a director of Missouri Pacific Railroad Company, a Delaware corporation (the "Company"), hereby appoints each of Drew Lewis, L. White Matthews, III and Judy L. Swantak his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1994, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.


                                     /s/William H. Gray, III
                                     --------------------------
                                          WILLIAM H. GRAY, III

                     MISSOURI PACIFIC RAILROAD COMPANY

                             POWER OF ATTORNEY


                    The undersigned, a director of Missouri Pacific Railroad Company, a Delaware corporation (the "Company"), hereby appoints each of Drew Lewis, L. White Matthews, III and Judy L. Swantak her true and lawful attorney-in-fact and agent, to sign on her behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1994, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.


                                     /s/Judith Richards Hope
                                     --------------------------
                                          JUDITH RICHARDS HOPE

                     MISSOURI PACIFIC RAILROAD COMPANY

                             POWER OF ATTORNEY


                    The undersigned, a director of Missouri Pacific Railroad Company, a Delaware corporation (the "Company"), hereby appoints each of Drew Lewis, L. White Matthews, III and Judy L. Swantak his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1994, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.


                                     /s/Lawrence M. Jones
                                     -----------------------
                                          LAWRENCE M. JONES

                     MISSOURI PACIFIC RAILROAD COMPANY

                             POWER OF ATTORNEY


                    The undersigned, a director of Missouri Pacific Railroad Company, a Delaware corporation (the "Company"), hereby appoints each of
     L. White Matthews, III and Judy L. Swantak his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1994, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.


                                     /s/Drew Lewis
                                     ----------------
                                          DREW LEWIS

                     MISSOURI PACIFIC RAILROAD COMPANY

                             POWER OF ATTORNEY


                    The undersigned, a director of Missouri Pacific Railroad Company, a Delaware corporation (the "Company"), hereby appoints each of Drew Lewis, L. White Matthews, III and Judy L. Swantak his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1994, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.


                                     /s/Richard J. Mahoney
                                     ------------------------
                                          RICHARD J. MAHONEY

                     MISSOURI PACIFIC RAILROAD COMPANY

                             POWER OF ATTORNEY


                    The undersigned, a director of Missouri Pacific Railroad Company, a Delaware corporation (the "Company"), hereby appoints each of Drew Lewis, L. White Matthews, III and Judy L. Swantak her true and lawful attorney-in-fact and agent, to sign on her behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1994, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.


                                     /s/Claudine B. Malone
                                     ------------------------
                                          CLAUDINE B. MALONE

                     MISSOURI PACIFIC RAILROAD COMPANY

                             POWER OF ATTORNEY


                    The undersigned, a director of Missouri Pacific Railroad Company, a Delaware corporation (the "Company"), hereby appoints each of Drew Lewis, L. White Matthews, III and Judy L. Swantak his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1994, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.


                                     /s/Jack L. Messman
                                     ---------------------
                                          JACK L. MESSMAN

                     MISSOURI PACIFIC RAILROAD COMPANY

                             POWER OF ATTORNEY


                    The undersigned, a director of Missouri Pacific Railroad Company, a Delaware corporation (the "Company"), hereby appoints each of Drew Lewis, L. White Matthews, III and Judy L. Swantak his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1994, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.


                                     /s/John R. Meyer
                                     -------------------
                                          JOHN R. MEYER

                     MISSOURI PACIFIC RAILROAD COMPANY

                             POWER OF ATTORNEY


                    The undersigned, a director of Missouri Pacific Railroad Company, a Delaware corporation (the "Company"), hereby appoints each of Drew Lewis, L. White Matthews, III and Judy L. Swantak his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1994, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.


                                     /s/Thomas A. Reynolds, Jr.
                                     -----------------------------
                                           THOMAS A. REYNOLDS, JR.

                     MISSOURI PACIFIC RAILROAD COMPANY

                             POWER OF ATTORNEY


                    The undersigned, a director of Missouri Pacific Railroad Company, a Delaware corporation (the "Company"), hereby appoints each of Drew Lewis, L. White Matthews, III and Judy L. Swantak his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1994, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.


                                     /s/James D. Robinson, III
                                     ----------------------------
                                          JAMES D. ROBINSON, III

                     MISSOURI PACIFIC RAILROAD COMPANY

                             POWER OF ATTORNEY


                    The undersigned, a director of Missouri Pacific Railroad Company, a Delaware corporation (the "Company"), hereby appoints each of Drew Lewis, L. White Matthews, III and Judy L. Swantak his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1994, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.


                                     /s/Robert W. Roth
                                     --------------------
                                          ROBERT W. ROTH

                     MISSOURI PACIFIC RAILROAD COMPANY

                             POWER OF ATTORNEY


                    The undersigned, a director of Missouri Pacific Railroad Company, a Delaware corporation (the "Company"), hereby appoints each of Drew Lewis, L. White Matthews, III and Judy L. Swantak his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1994, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.


                                     /s/Richard D. Simmons
                                     ------------------------
                                          RICHARD D. SIMMONS